Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Mark Kochvar
October 28, 2014	Chief Financial Officer
800 Philadelphia Street
Indiana, PA 15701
724.465.4826
mark.kochvar@stbank.net
www.stbancorp.com

S&T Bancorp, Inc. Announces Third Quarter 2014 Results

and Declares Increased Dividend

Indiana, Pennsylvania – October 28, 2014 – S&T Bancorp, Inc. (S&T) (NASDAQ: STBA) has announced its third quarter 2014 earnings. Net income was $14.7 million with diluted earnings per share of $0.49 compared to the second quarter of 2014 net income of $14.7 million and diluted earnings per share of $0.49. Both net income and diluted earnings per share increased 20% compared to the third quarter of 2013 net income of $12.2 million and diluted earnings per share of $0.41.

Third Quarter Highlights:

•	Solid loan growth continued with an increase of $76.1 million in total portfolio loans compared to June 30, 2014, representing an 8.1% annualized growth rate.

•	Net interest income increased $2.2 million, or 6.4%, to $37.5 million compared to $35.3 million in the third quarter of 2013.

•	Return on average assets was 1.21% and return on average equity was 9.68%.

•	S&T’s Board of Directors approved a 5.9% increase in the quarterly cash dividend to $0.18 per share.

“We are pleased to report quality earnings for the third quarter driven by strong loan growth, disciplined expense control and continued positive trends in our asset quality metrics,” said Todd Brice, president and chief executive officer of S&T. “Our success in 2014 is a reflection of a dedicated staff across the organization committed to growing S&T Bank.”

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S&T Earnings Release –2

S&T Bancorp, Inc. Announces Third Quarter 2014 Results

and Declares Increased Dividend (continued)

Net Interest Income

Net interest income increased $0.7 million, or 1.8%, to $37.5 million compared to $36.8 million in the second quarter of 2014. The higher net interest income is due to an increase in average loans of $105.8 million and an improvement in the mix of earning assets. Net interest margin (FTE) was 3.50% in the third quarter of 2014 compared to 3.56% in the second quarter of 2014 and 3.50% in the third quarter of 2013.

Asset Quality

Asset quality remains excellent. Net charge-offs were $0.7 million compared to net recoveries of $1.1 million in the second quarter of 2014. Total nonperforming loans decreased $1.4 million to only $13.5 million at September 30, 2014 compared to $14.9 million at June 30, 2014. The provision for loan losses was $1.5 million compared to ($1.1) million in the second quarter of 2014. The allowance for loan losses was $47.3 million, representing 1.24% of total loans at September 30, 2014 compared to $46.6 million and 1.25% of total loans at June 30, 2014.

Noninterest Income and Expense

Noninterest income was relatively unchanged at $11.9 million compared to $11.8 million in the second quarter of 2014. Increases in debit and credit card fees, service charges on deposit accounts and insurance fees were partially offset by a decrease in other income, which was related to lower letter of credit fees. Noninterest expense was well controlled for the quarter with a decrease of $1.7 million to $28.4 million compared to $30.1 million in the second quarter of 2014. The decrease primarily related to lower salaries and employee benefits expense which is due to lower incentives and some timing items, and a decrease in the provision for unfunded commitments.

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S&T Earnings Release –3

S&T Bancorp, Inc. Announces Third Quarter 2014 Results

and Declares Increased Dividend (continued)

Financial Condition

Total assets increased $118.7 million to $4.9 billion at September 30, 2014 compared to $4.8 billion at June 30, 2014. Commercial loans grew at an 11% annualized rate and accounted for $74.6 million of the $76.1 million of total portfolio loan growth for the quarter. This was the ninth consecutive quarter of organic loan growth and represents over $607 million of aggregate loan growth since the second quarter of 2012. Total deposits remained unchanged at $3.9 billion at both September 30, 2014 and June 30, 2014. S&T’s capital ratios were relatively unchanged from the prior quarter as earnings retention kept pace with asset growth. All capital ratios remain significantly above the well-capitalized thresholds of federal bank regulatory agencies.

Dividend

The Board of Directors of S&T declared an $0.18 per share cash dividend at its regular meeting held October 27, 2014, representing a 5.9% increase over the prior quarter cash dividend of $0.17 per share and a 12.5% increase over the quarterly dividend a year ago. The dividend is payable November 28, 2014 to shareholders of record on November 13, 2014.

Conference Call

S&T will host its third quarter 2014 earnings conference call live over the internet at 1:00 p.m. Eastern Time on Tuesday, October 28, 2014. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select “3rd Quarter 2014 Conference Call” and follow the instructions.

About S&T Bancorp, Inc.

Headquartered in Indiana, PA, S&T Bancorp, Inc. operates offices within Allegheny, Armstrong, Blair, Butler, Cambria, Centre, Clarion, Clearfield, Indiana, Jefferson, Washington and Westmoreland counties, as well as loan production offices in northeast

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S&T Earnings Release –4

S&T Bancorp, Inc. Announces Third Quarter 2014 Results

and Declares Increased Dividend (continued)

and central Ohio. With assets of $4.9 billion, S&T Bancorp, Inc. stock trades on the NASDAQ Global Select Market under the symbol STBA. For more information, visit http://www.stbancorp.com.

This information may contain forward-looking statements regarding future financial performance which are not historical facts and which involve risks and uncertainties. Actual results and performance could differ materially from those anticipated by these forward-looking statements. Factors that could cause such a difference include, but are not limited to, general economic conditions, change in interest rates, deposit flows, loan demand, and asset quality, including real estate and other collateral values and competition. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this press release contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. A reconciliation of these non-GAAP financial measures is presented in the attached selected financial data spreadsheet. This information should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K for S&T Bancorp, Inc. and subsidiaries.

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S&T Bancorp, Inc.	S&T Earnings Release –5
Consolidated Selected Financial Data
Unaudited

	2014	2014	2013
(dollars in thousands, except per share data)	Third Quarter	Second Quarter	Third Quarter
INTEREST INCOME
Loans, including fees	$37,233	$36,614	$35,733
Investment securities:
Taxable	2,313	2,184	1,889
Tax-exempt	964	979	865
Dividends	95	95	94

Total Interest Income	40,605	39,872	38,581

INTEREST EXPENSE
Deposits	2,480	2,476	2,717
Borrowings and junior subordinated debt securities	596	541	590

Total Interest Expense	3,076	3,017	3,307

NET INTEREST INCOME	37,529	36,855	35,274
Provision for loan losses	1,454	(1,134)	3,419

Net Interest Income After Provision for Loan Losses	36,075	37,989	31,855

NONINTEREST INCOME
Securities gains, net	—	40	3
Debit and credit card fees	2,909	2,724	2,764
Service charges on deposit accounts	2,799	2,574	2,801
Wealth management fees	2,756	2,837	2,747
Insurance fees	1,722	1,425	1,738
Mortgage banking	270	264	265
Other	1,475	1,907	2,224

Total Noninterest Income	11,931	11,771	12,542

NONINTEREST EXPENSE
Salaries and employee benefits	14,823	15,772	14,910
Data processing	2,152	2,219	2,137
Net occupancy	2,004	1,984	1,910
Furniture and equipment	1,308	1,277	1,084
Professional services and legal	950	875	996
Other taxes	839	893	1,039
Marketing	757	960	607
FDIC insurance	607	579	629
Other	5,000	5,606	4,631

Total Noninterest Expense	28,440	30,165	27,943

Income Before Taxes	19,566	19,595	16,454
Provision for income taxes	4,906	4,875	4,207

Net Income	$14,660	$14,720	$12,247

Per Share Data:
Shares outstanding at end of period	29,796,397	29,797,204	29,738,305
Average shares outstanding - diluted	29,714,612	29,701,194	29,685,600
Average shares outstanding - two-class method	29,796,397	29,743,273	29,738,305
Diluted earnings per share (1)	$0.49	$0.49	$0.41
Dividends declared per share	$0.17	$0.17	$0.15
Dividend yield (annualized)	2.90%	2.74%	2.48%
Dividends paid to net income	34.43%	34.32%	36.42%
Book value	$20.33	$20.04	$18.68
Tangible book value (3)	$14.37	$14.07	$12.67
Market value	$23.46	$24.85	$24.22

Profitability Ratios (Annualized)
Return on average assets	1.21%	1.26%	1.07%
Return on average tangible assets (4)	1.26%	1.33%	1.14%
Return on average shareholders’ equity	9.68%	9.99%	8.86%
Return on average tangible shareholders’ equity (5)	13.90%	14.48%	13.40%

Efficiency ratio (FTE) (2)	55.95%	60.36%	56.97%

S&T Bancorp, Inc.	S&T Earnings Release –6
Consolidated Selected Financial Data
Unaudited

	For the Nine Months Ended September 30,
(in thousands, except per share data)	2014	2013
INTEREST INCOME
Loans, including fees	$109,496	$106,543
Investment securities:
Taxable	6,480	5,631
Tax-exempt	2,872	2,513
Dividends	294	290

Total Interest Income	119,142	114,977

INTEREST EXPENSE
Deposits	7,466	8,870
Borrowings and junior subordinated debt securities	1,701	2,568

Total Interest Expense	9,167	11,438

NET INTEREST INCOME	109,975	103,539
Provision for loan losses	608	6,749

Net interest income after provision for loan losses	109,367	96,790

NONINTEREST INCOME
Securities gains, net	41	5
Debit and credit card fees	8,135	8,365
Service charges on deposit accounts	7,882	7,744
Wealth management fees	8,548	8,143
Insurance fees	4,824	5,156
Mortgage banking	666	1,658
Gain on sale of merchant card servicing business	—	3,093
Other	5,022	6,051

Total Noninterest Income	35,118	40,215

NONINTEREST EXPENSE
Salaries and employee benefits	45,971	45,701
Data processing	6,466	6,938
Net occupancy	6,218	6,037
Furniture and equipment	3,856	3,623
Professional services and legal	2,488	3,141
Other Taxes	2,363	2,953
Marketing	2,335	2,088
FDIC assessment	1,817	2,112
Other	16,005	15,352

Total Noninterest Expense	87,519	87,945

Income Before Taxes	56,966	49,060
Provision for income taxes	13,552	10,380

Net Income	$43,414	$38,680

Per Share Data:
Average shares outstanding - diluted	29,705,355	29,679,778
Average shares outstanding - two-class method	29,758,458	29,732,371
Diluted earnings per share (1)	$1.46	$1.30
Dividends declared per share	$0.50	$0.45
Dividends paid to net income	34.22%	34.59%

Profitability Ratios (Annualized)
Return on average assets	1.23%	1.15%
Return on average tangible assets (8)	1.30%	1.22%
Return on average shareholders’ equity	9.83%	9.49%
Return on average tangible shareholders’ equity (9)	14.26%	14.39%

Efficiency ratio (FTE) (2)	58.68%	59.69%

S&T Bancorp, Inc.	S&T Earnings Release –7
Consolidated Selected Financial Data
Unaudited

	2014	2014	2013
(dollars in thousands)	Third Quarter	Second Quarter	Third Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$143,831	$130,235	$234,928
Securities available-for-sale, at fair value	615,657	588,488	488,162
Loans held for sale	3,126	3,102	3,695
Commercial loans:
Commercial real estate	1,691,649	1,636,383	1,567,814
Commercial and industrial	946,366	922,191	827,699
Commercial construction	183,509	188,311	152,206

Total Commercial Loans	2,821,524	2,746,885	2,547,719
Consumer loans:
Residential mortgage	491,404	492,589	477,141
Home equity	418,659	416,226	413,097
Installment and other consumer	66,607	65,838	69,043
Consumer construction	2,995	3,541	4,335

Total Consumer Loans	979,665	978,194	963,616

Total portfolio loans	3,801,189	3,725,079	3,511,335
Allowance for loan losses	(47,316)	(46,580)	(47,983)

Total portfolio loans, net	3,753,873	3,678,499	3,463,352
Goodwill	175,820	175,820	175,820
Other assets	214,437	211,886	222,171

Total Assets	$4,906,744	$4,788,030	$4,588,128

LIABILITIES
Deposits:
Noninterest-bearing demand	$1,077,505	$1,089,999	$974,262
Interest-bearing demand	336,720	307,897	324,291
Money market	295,559	301,719	308,445
Savings	1,048,175	1,024,050	1,039,115
Certificates of deposit	1,143,142	1,141,581	1,048,090

Total Deposits	3,901,101	3,865,246	3,694,203

Securities sold under repurchase agreements	23,084	25,269	33,290
Short-term borrowings	265,000	185,000	175,000
Long-term borrowings	20,042	20,636	22,390
Junior subordinated debt securities	45,619	45,619	45,619
Other liabilities	46,001	49,073	62,198

Total Liabilities	4,300,847	4,190,843	4,032,700

SHAREHOLDERS’ EQUITY
Total Shareholders’ Equity	605,897	597,187	555,428

Total Liabilities and Shareholders’ Equity	$4,906,744	$4,788,030	$4,588,128

Capitalization Ratios
Shareholders’ equity / assets	12.35%	12.47%	12.11%
Tangible common equity / tangible assets (6)	9.05%	9.10%	8.55%
Tier 1 leverage ratio	9.88%	9.91%	9.61%
Risk-based capital - tier 1	12.35%	12.30%	12.26%
Risk-based capital - total	14.29%	14.26%	14.27%

S&T Bancorp, Inc.	S&T Earnings Release –8
Consolidated Selected Financial Data
Unaudited

	2014		2014		2013
(dollars in thousands)	Third Quarter		Second Quarter		Third Quarter
Net Interest Margin (FTE) (QTD Averages)
ASSETS
Loans	$3,755,862	4.02%	$3,650,050	4.11%	$3,476,914	4.16%
Taxable investment securities	458,378	2.00%	428,618	1.99%	378,678	1.98%
Tax-exempt investment securities	129,400	4.58%	129,687	4.65%	108,982	4.88%
Federal Home Loan Bank and other restricted stock	15,740	3.02%	12,752	3.89%	13,910	0.83%
Interest-bearing deposits with banks	58,033	0.23%	88,064	0.28%	162,381	0.27%

Total Interest-earning Assets	4,417,413	3.77%	4,309,171	3.84%	4,140,865	3.82%

Noninterest-earning assets	379,290		372,445		391,001

Total Assets	$4,796,703		$4,681,616		$4,531,866

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing demand	$326,711	0.02%	$311,719	0.03%	$311,369	0.02%
Money market	308,166	0.17%	327,666	0.15%	323,671	0.14%
Savings	1,035,281	0.15%	1,035,691	0.16%	1,019,647	0.15%
Certificates of deposit	888,163	0.76%	899,086	0.78%	962,492	0.88%
CDARs and brokered deposits	249,659	0.36%	230,036	0.32%	88,462	0.28%
Securities sold under repurchase agreements	21,243	0.01%	30,718	0.01%	59,390	0.09%
Short-term borrowings	172,228	0.31%	108,640	0.30%	127,174	0.28%
Long-term borrowings	20,282	2.97%	20,873	3.01%	22,625	3.01%
Junior subordinated debt securities	45,619	2.68%	45,619	2.66%	45,619	2.72%

Total Interest-bearing Liabilities	3,067,352	0.40%	3,010,048	0.40%	2,960,449	0.44%

Noninterest-bearing demand	1,074,564		1,028,997		955,337
Other liabilities	53,860		51,390		67,639
Shareholders’ equity	600,927		591,181		548,441

Total Liabilities and Shareholders’ Equity	$4,796,703		$4,681,616		$4,531,866

Net Interest Margin (7)		3.50%		3.56%		3.50%

	For the Nine Months Ended September 30,
	2014		2013
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Loans	$3,661,456	4.09%	$3,418,571	4.25%
Taxable investment securities	427,731	1.99%	366,025	2.04%
Tax-exempt investment securities	126,867	4.64%	108,556	4.75%
Federal Home Loan Bank and other restricted stock	13,970	3.18%	13,582	0.56%
Interest-bearing deposits with banks	97,666	0.25%	186,248	0.26%

Total Interest-earning Assets	4,327,690	3.81%	4,092,982	3.87%

Noninterest-earning assets	376,406		397,563

Total Assets	$4,704,096		$4,490,545

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing demand	$317,333	0.02%	$308,335	0.02%
Money market	328,561	0.16%	329,830	0.14%
Savings	1,028,469	0.16%	998,410	0.18%
Certificates of deposit	899,240	0.78%	986,060	0.95%
CDARs and brokered deposits	223,647	0.34%	61,291	0.26%
Securities sold under repurchase agreements	29,463	0.01%	63,382	0.13%
Short-term borrowings	136,378	0.31%	86,813	0.26%
Long-term borrowings	20,869	3.01%	25,077	3.09%
Junior subordinated debt securities	45,619	2.68%	72,853	3.23%

Total Interest-bearing Liabilities	3,029,579	0.40%	2,932,051	0.52%

Noninterest-bearing demand	1,031,430		942,610
Other liabilities	52,704		70,829
Shareholders’ equity	590,383		545,055

Total Liabilities and Shareholders’ Equity	$4,704,096		$4,490,545

Net Interest Margin (10)		3.52%		3.50%

S&T Bancorp, Inc.	S&T Earnings Release –9
Consolidated Selected Financial Data
Unaudited

	2014		2014		2013
(dollars in thousands)	Third Quarter		Second Quarter		Third Quarter
		% NPL		% NPL		% NPL
Nonperforming Loans (NPL)
Commercial loans:
Commercial real estate	$5,174	0.31%	$5,658	0.35%	$16,479	1.05%
Commercial and industrial	2,426	0.26%	3,837	0.42%	3,897	0.47%
Commercial construction	1,889	1.03%	1,870	0.99%	9,684	6.36%

Total Nonperforming Commercial Loans	9,489	0.34%	11,365	0.41%	30,060	1.18%
Consumer loans:
Residential mortgage	2,248	0.46%	2,118	0.43%	3,021	0.63%
Home equity	1,735	0.41%	1,431	0.34%	3,291	0.80%
Installment and other consumer	30	0.05%	26	0.04%	27	0.04%
Consumer construction	—	—	—	—	—	—

Total Nonperforming Consumer Loans	4,013	0.41%	3,575	0.37%	6,339	0.66%

Total Nonperforming Loans	$13,502	0.35%	$14,940	0.40%	$36,399	1.04%

	2014		2014		2013
	Third Quarter		Second Quarter		Third Quarter
Asset Quality Data
Nonperforming loans	$13,502		$14,940		$36,399
Assets acquired through foreclosure or repossession	200		431		460
Nonperforming assets	13,702		15,371		36,859
Troubled debt restructurings (nonaccruing)	4,929		5,241		20,394
Troubled debt restructurings (accruing)	37,273		37,120		35,624
Total troubled debt restructurings	42,202		42,361		56,018
Nonperforming loans / loans	0.35%		0.40%		1.04%
Nonperforming assets / loans plus OREO	0.36%		0.41%		1.05%
Allowance for loan losses / loans	1.24%		1.25%		1.37%
Allowance for loan losses / nonperforming loans	350%		312%		132%
Net loan charge-offs (recoveries)	$718		$(1,099)		$1,541
Net loan charge-offs (recoveries) (annualized) / average loans	0.08%		(0.12%)		0.18%

	For the Nine Months Ended September 30,
	2014	2013
Asset Quality Data
Net loan (recoveries) charge-offs	$(453)	$5,250
Net loan (recoveries) charge-offs (annualized) / average loans	(0.02%)	0.21%

S&T Bancorp, Inc.	S&T Earnings Release –10
Consolidated Selected Financial Data
Unaudited

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

(1)	Diluted earnings per share under the two-class method is determined on the net income reported on the income statement less earnings allocated to participating securities.
(2)	Noninterest expense divided by noninterest income plus net interest income, on a fully taxable equivalent (FTE) basis.

		2014	2014	2013
		Third Quarter	Second Quarter	Third Quarter

(3)	Tangible Book Value (non-GAAP)
	Total shareholders’ equity	$605,897	$597,187	$555,428
	Less: goodwill and other intangible assets, net of deferred tax liability	(177,696)	(177,866)	(178,503)

	Tangible common equity (non-GAAP)	$428,201	$419,321	$376,925
	Common shares outstanding	29,796	29,797	29,738
	Tangible book value (non-GAAP)	$14.37	$14.07	$12.67

(4)	Return on Average Tangible Assets (non-GAAP)
	Net income (annualized)	$58,162	$59,042	$48,588
	Plus: amortization of intangibles net of tax (annualized)	671	775	976

	Net income before amortization of intangibles (annualized)	58,833	59,817	49,564

	Average total assets	4,796,703	4,681,616	4,531,866
	Less: average goodwill and other intangibles, net of deferred tax liability	(177,783)	(177,963)	(178,622)

	Average tangible assets (non-GAAP)	$4,618,920	$4,503,653	$4,353,244
	Return on average tangible assets (non-GAAP)	1.26%	1.33%	1.14%

(5)	Return on Average Tangible Shareholders’ Equity (non-GAAP)
	Net income (annualized)	$58,162	$59,042	$48,588
	Plus: amortization of intangibles net of tax (annualized)	671	775	976

	Net income before amortization of intangibles (annualized)	58,833	59,817	49,564

	Average total shareholders’ equity	600,927	591,181	548,441
	Less: average goodwill and other intangibles, net of deferred tax liability	(177,783)	(177,963)	(178,622)

	Average tangible equity (non-GAAP)	$423,144	$413,218	$369,819
	Return on average tangible equity (non-GAAP)	13.90%	14.48%	13.40%

(6)	Tangible Common Equity / Tangible Assets (non-GAAP)
	Total shareholders’ equity	$605,897	$597,187	$555,428
	Less: goodwill and other intangible assets, net of deferred tax liability	(177,696)	(177,866)	(178,503)

	Tangible common equity (non-GAAP)	428,201	419,321	376,925

	Total assets	4,906,744	4,788,030	4,588,128
	Less: goodwill and other intangible assets, net of deferred tax liability	(177,696)	(177,866)	(178,503)

	Tangible assets (non-GAAP)	$4,729,048	$4,610,164	$4,409,625
	Tangible common equity to tangible assets (non-GAAP)	9.05%	9.10%	8.55%

(7)	Net Interest Margin Rate (FTE) (non-GAAP)
	Interest income	$40,605	$39,872	$38,581
	Less: interest expense	(3,076)	(3,017)	(3,307)

	Net interest income per consolidated statements of Net Income	37,529	36,855	35,274
	Plus: taxable equivalent adjustment	1,373	1,393	1,228

	Net interest income (FTE) (non-GAAP)	38,902	38,248	36,502
	Net interest income (FTE) (annualized)	154,339	153,412	144,818
	Average earning assets	$4,417,413	$4,309,171	$4,140,865
	Net interest margin (FTE) (non-GAAP)	3.50%	3.56%	3.50%

S&T Bancorp, Inc.	S&T Earnings Release –11
Consolidated Selected Financial Data
Unaudited

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

		For the Nine Months Ended September 30,
		2014	2013

(8)	Return on Average Tangible Assets (non-GAAP)
	Net income (annualized)	$58,044	$51,715
	Plus: amortization of intangibles net of tax (annualized)	759	994

	Net income before amortization of intangibles (annualized)	58,803	52,709

	Average total assets	4,704,096	4,490,545
	Less: average goodwill and other intangibles, net of deferred tax liability	(177,969)	(178,884)

	Average tangible assets (non-GAAP)	$4,526,127	$4,311,661
	Return on average tangible assets (non-GAAP)	1.30%	1.22%

(9)	Return on Average Tangible Shareholders’ Equity (non-GAAP)
	Net income (annualized)	$58,044	$51,715
	Plus: amortization of intangibles net of tax (annualized)	759	994

	Net income before amortization of intangibles (annualized)	58,803	52,709

	Average total shareholders’ equity	590,383	545,055
	Less: average goodwill and other intangibles, net of deferred tax liability	(177,969)	(178,884)

	Average tangible equity (non-GAAP)	$412,414	$366,171
	Return on average tangible equity (non-GAAP)	14.26%	14.39%

(10)	Net Interest Margin Rate (FTE) (non-GAAP)
	Interest income	$119,142	$114,978
	Less: interest expense	(9,167)	(11,438)

	Net interest income	109,975	103,540
	Plus: taxable equivalent adjustment	4,090	3,569

	Net interest income (FTE) (non-GAAP)	114,065	107,109
	Net interest income (FTE) (annualized)	152,504	143,204
	Average earning assets	$4,327,690	$4,092,981
	Net interest margin (FTE) (non-GAAP)	3.52%	3.50%